EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2013
Earnings per share [Abstract]
EARNINGS PER SHARE
NOTE 35: EARNINGS PER SHARE
Basic earnings per share is computed by dividing net income for the year attributable to ordinary shareholders after deducting dividends declared to preferred shareholders, by the weighted average number of ordinary shares outstanding during the year (amounts are presented in EUR millions, except share and per share data).

	2011	2012	2013

Net income / (loss) attributable to NBG shareholders	(14,539)	(2,537)	37
Net income / (loss) attributable to ordinary shareholders	(14,539)	(2,537)	37
Weighted average ordinary shares outstanding for basic earnings per share	189,759,454	189,872,264	1,386,902,697
Weighted average ordinary shares outstanding for dilutive earnings per share	189,759,454	189,872,264	1,386,902,697
Basic earnings / (losses) per share	(76.62)	(13.36)	0.03
Diluted earnings / (losses) per share	(76.62)	(13.36)	0.03

On April 29, 2013, the 2nd Repeat Extraordinary General Meeting of the Bank’s shareholders approved the reverse split of the ordinary shares at a ratio of 10 existing shares of 1.00 Euro per share are exchanged for 1 new share of 10.00 Euro per share. This adjustment is applied retrospectively to all periods presented. The adjustment for the effect of the bonus element of the share capital increase which represents the difference between the discounted issue price per share (see Note 33) and its market price upon the recent capital increase, corresponds to a factor of 1.9863, and it has been applied retrospectively to all periods presented.